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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

               CREDIT SUISSE WARBURG PINCUS EMERGING GROWTH FUND

                          CREDIT SUISSE WARBURG PINCUS
                           SMALL COMPANY GROWTH FUND

The following information supersedes certain information contained in the funds' Prospectuses and Statement of Additional Information.

SMALL COMPANY GROWTH FUND
Elizabeth B. Dater (see biography below) joins Sammy Oh as Co-Portfolio Manager of the fund.

EMERGING GROWTH FUND
Sammy Oh and Roger M. Harris (see biographies below) join Elizabeth B. Dater as Co-Portfolio Managers of the fund.

Stephen J. Lurito no longer serves as Co-Portfolio Manager of the funds.

CERTAIN MANAGER BIOGRAPHIES
Ms. Dater has been with CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Ms. Dater joined Warburg Pincus in 1978 and served as director of research from 1984 to 1988 before founding the Warburg Pincus Small Cap and Post-Venture Capital Group in 1988. Ms. Dater has been a regular guest panelist on the "Wall $treet Week with Louis Rukeyser" television show since 1976.

Mr. Oh has been with CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Mr. Oh joined Warburg Pincus in 1997.

Mr. Harris has been with CSAM since 1999 as a result of Credit Suisse's acquisition of Warburg Pincus. Mr. Harris joined Warburg Pincus in 1996.

Dated: July 27, 2001                                                     16-0701
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